================================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                ______________

                                AMENDMENT NO. 2
                                      TO
                                SCHEDULE 13E-3
                       Rule 13e-3 Transaction Statement
            (Pursuant to Section 13(e) of the Securities Exchange
                                 Act of 1934)
                               (Amendment No. 1)
                          TUESDAY MORNING CORPORATION
                               (Name of Issuer)
                      MADISON DEARBORN PARTNERS II, L.P.
                  MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                        MADISON DEARBORN PARTNERS, INC.
                               MR. LLOYD L. ROSS
                              MR. JERRY M. SMITH
                      (Name of Persons Filing Statement)
                         COMMON STOCK, $.01 PAR VALUE
                        (Title of Class of Securities)
                                   89903710
                     (CUSIP Number of Class of Securities)

       Jerry M. Smith                          Benjamin D. Chereskin
          President                                Vice President
Tuesday Morning Corporation              Madison Dearborn Partners II, L.P.
      14621 Inwood Rd.               Madison Dearborn Capital Partners II, L.P.
    Dallas, Texas  75244                   Madison Dearborn Partners, Inc.
       (972) 387-3562                        Three First National Plaza
                                               Chicago, Illinois 60602
                                                    (312) 732-5115

         Lloyd L. Ross                       Tuesday Morning Corporation
    Chief Executive officer                       14621 Inwood Rd.
  Tuesday Morning Corporation                   Dallas, Texas  75244
       14621 Inwood Rd.                            (972) 387-3562
      Dallas, Texas 75244
        (972) 387-3562
--------------------------------------------------------------------------------
     (Name, Address and Telephone Number of Persons Authorized to Receive
       Notices and Communications on Behalf of Persons Filing Statement)
                                  Copies to:

          Bruce Hallet, Esq.           Carter W. Emerson, P.C.
       Crouch & Hallet, L.L.P.            Kirkland & Ellis
     717 N. Harwood Suite 1400         200 East Randolph Drive
        Dallas, TX  775201              Chicago, Illinois 60601
          (214) 953-0053                   (312) 861-2000

This statement is filed in connection with (check the appropriate box):

a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C or Rule 13e-3(c) under the Securities Exchange Act of 1934.

b. [_]   The filing of registration statement under the Securities Act of 1933.

c. [_]   A tender offer.

d. [_]   None of the above.

Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies: [X]

                           CALCULATION OF FILING FEE
________________________________________________________________________________

          Transaction Valuation*             Amount of Filing Fee
          ---------------------              --------------------
                $314,417,070                        $62,883
________________________________________________________________________________

*The transaction valuation has been calculated by multiplying $23.88, the average of the high and low sale price for shares of Common Stock on September 19, 1997 on the Nasdaq National Market, by 13,166,544, the number of shares of Common Stock estimated to be outstanding at the time of the transaction (includes 1,248,863 underlying options to purchase shares of Common Stock).

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            Amount Previously Paid:                      $62,883
           Form or Registration No.:                   Schedule 14A
                 Filing Party:                  Tuesday Morning Corporation
                  Date Filed:                         September 24, 1997

================================================================================

                       AMENDMENT NO. 2 TO SCHEDULE 13E-3
                       ---------------------------------

     This Rule 13E-3 Transaction Statement (this "Statement") relates to the solicitation of proxies by Tuesday Morning Corporation, a Delaware corporation ("Issuer"), in connection with a Special Meeting of Issuer's stockholders at which such stockholders will be asked to consider the approval of, among other things, an Agreement and Plan of Merger (the "Merger Agreement"), dated as of September 12, 1997, by and among Issuer, Madison Dearborn Partners II, L.P., a Delaware limited partnership ("Madison Dearborn"), and Tuesday Morning Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Madison Dearborn ("Merger Subsidiary"). This Statement further amends the
Schedule 13E-3, dated November 3, 1997, previously amended by Amendment No. 1 dated November 10, 1997 (as heretofore and hereby amended, the "Schedule 13E-3").

     This Statement amends and restates in entirety all of the Items of the
Schedule 13E-3.

     The cross reference sheet on the following pages, which is being supplied pursuant to General Instruction F to Schedule 13E-3, shows the location in the Preliminary Proxy Statement (the "Proxy Statement") filed by Issuer with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Statement. The information set forth in the Proxy Statement which is attached hereto as Exhibit
(d)(1), including all exhibits thereto, is hereby incorporated herein by reference, and the responses to each Item herein are qualified in their entirety by the provisions of the Proxy Statement.

                             CROSS REFERENCE SHEET

             (Pursuant to General Instruction F to Schedule 13E-3)

     All references are to portions of the Proxy Statement which are incorporated herein and made a part hereof by reference.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
1.  Issuer and Class of Security
    Subject to the Transaction.
    (a)                                                "SUMMARY -- Parties to the Merger"
    (b)                                                "SUMMARY -- Special Meeting"; "SUMMARY -- Market
                                                       Prices for Common Stock and Dividends"; "THE SPECIAL
                                                       MEETING -- Record Date"; THE SPECIAL MEETING --
                                                       Quorum"
    (c)                                                "SUMMARY -- Market Prices for Common Stock and
                                                       Dividends"
    (d)                                                *
    (e)                                                *
    (f)                                                *

2.  Identity and Background.
    (a) - (g)                                          "SUMMARY -- Parties to the Merger"; "Certain Information Concerning Madison
                                                       Dearborn, Merger Subsidiary and Affiliates"

3.  Past Contacts, Transactions or Negotiations.
    (a)   (1)                                          *
          (2)                                          "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS --
                                                       Background of the Merger"; "SPECIAL FACTORS -- Conflicts
                                                       of Interest"; "SPECIAL FACTORS -- Effective Time and
                                                       Consequences of the Merger"
    (b)                                                "SPECIAL FACTORS -- Conflicts of Interest"; "SPECIAL FACTORS --
                                                       Background of the Merger"
4.  Terms of the Transaction.
    (a)                                                "SUMMARY -- The Merger"; "SUMMARY -- Conflicts of
                                                       Interest"; "SPECIAL FACTORS"
    (b)                                                "SUMMARY -- Conflicts of Interest"; "SPECIAL FACTORS --
                                                       Background of the Merger"; "SPECIAL FACTORS -- Conflicts of
                                                       Interest"

5.  Plans or Proposals of the Issuer or Affiliate.
    (a)                                                *
    (b)                                                *
    (c)                                                "SPECIAL FACTORS -- Effective Time and Consequences of the
                                                       Merger"
    (d)                                                "SUMMARY -- Financing of the Merger"; "THE MERGER -- Financing"
    (e)                                                "SPECIAL FACTORS -- Effective Time and Consequences of the Merger"

________________
* Not applicable or answer is negative.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
    (f)                                                "SUMMARY -- The Merger"; "SPECIAL FACTORS -- Effective Time
                                                        and Consequences of the Merger"
    (g)                                                *

6.  Source and Amount of Funds or Other
    Consideration.
    (a)                                                "SUMMARY -- Financing of the Merger"; "THE MERGER
                                                       -- Financing"
    (b)                                                "THE MERGER -- Fees and Expenses"
    (c)  (1) and (2)                                   "SUMMARY -- Financing of the Merger"; "THE MERGER
                                                       -- Financing"
    (d)                                                *

7.  Purpose(s), Alternatives, Reasons and Effects.
    (a)                                                "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the
                                                       Company's Board of Directors"; "SPECIAL FACTORS -- Madison Dearborn's Reasons
                                                       for the Merger"
    (b)                                                "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Reasons
                                                       for the Merger and Recommendation of the Company's Board of Directors";
                                                       "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of the
                                                       Merger"; "SPECIAL FACTORS -- Opinion of Financial Advisor"; "SPECIAL
                                                       FACTORS -- Position of Madison Dearborn as to Fairness of Merger""
    (c)                                                "SPECIAL FACTORS -- Madison Dearborn's Reasons for the
                                                       Merger"
    (d)                                                "SUMMARY"; "SPECIAL FACTORS -- Conflicts of Interest";
                                                       "SPECIAL FACTORS -- Effective Time and Consequences of the
                                                       Merger"; "SPECIAL FACTORS -- Federal Income Tax Consequences"
                                                       "SPECIAL FACTORS -- Reasons for the Merger and Recommendation
                                                       of the Company's Board of Directors";
                                                       "SPECIAL FACTORS -- Madison Dearborn's Reasons for the Merger"

8.  Fairness of the Transaction.
    (a)                                                "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Reasons
                                                       for the Merger and Recommendation of the Company's Board of Directors";
                                                       "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of the
                                                       Merger"; "SPECIAL FACTORS -- Opinion of Financial Advisor"; "SPECIAL
                                                       FACTORS -- Position of Madison Dearborn as to Fairness of Merger""
    (b)                                                "SPECIAL FACTORS -- Background of the Merger"; "SPECIAL FACTORS -- Reasons
                                                       for the Merger and Recommendation of the Company's Board of Directors";
                                                       "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of the
                                                       Merger"; "SPECIAL FACTORS -- Opinion of Financial Advisor"; "SPECIAL
                                                       FACTORS -- Position of Madison Dearborn as to Fairness of Merger""
    (c)                                                "SPECIAL MEETING -- Vote Required"
    (d)                                                *
    (e)                                                "SPECIAL FACTORS -- Reasons for the Merger and
                                                       Recommendation of the Company's Board of Directors"
    (f)                                                *

9.  Reports, Opinions, Appraisals and Certain
    Negotiations.
    (a)                                                "SPECIAL FACTORS -- Opinion of Financial Advisor"
    (b)                                                "SPECIAL FACTORS -- Opinion of Financial Advisor"
    (c)                                                "SPECIAL FACTORS -- Opinion of Financial Advisor"

10. Interest in Securities of the Issuer.

__________________
* Not applicable or answer is negative.

          SCHEDULE 13E-3 ITEM                                            RESPONSE / CAPTION IN
          NUMBER AND CAPTION                                                PROXY STATEMENT
          ------------------                                                ---------------
    (a)                                                "BENEFICIAL OWNERSHIP OF COMMON STOCK"; CERTAIN INFORMATION CONCERNING
                                                       MADISON DEARBORN, MERGER SUBSIDIARY AND AFFILIATES"
    (b)                                                "SUMMARY -- Special Meeting"; "SUMMARY -- Conflicts
                                                       of Interest"; "SPECIAL FACTORS -- Background of the Merger";
                                                       "SPECIAL FACTORS -- Conflicts of Interest"

11. Contracts, Arrangements or Understandings          "SUMMARY -- Special Meeting";
    with Respect to the Issuer's Securities.           "THE SPECIAL MEETING -- Vote Required";
                                                       "SPECIAL FACTORS -- Conflicts of Interest"
12. Present Intention and Recommendation of
    Certain Persons with Regard to the Transaction.
    (a)                                                "SUMMARY -- The Special Meeting"; "SUMMARY -- Conflicts
                                                       of Interest"; "SPECIAL FACTORS -- Background of the Merger";
                                                       "SPECIAL FACTORS -- Conflicts of Interest"
    (b)                                                "SPECIAL FACTORS -- Reasons for the Merger and Recommendation
                                                       of the Company's Board of Directors"

13. Other Provisions of the Transaction.
    (a)                                                "SUMMARY" -- Rights of Dissenting Stockholders";  "SPECIAL FACTORS --
                                                       Dissenter's Rights"; "THE MERGER -- Appraisal Rights of Dissenting
                                                       Stockholders"
    (b)                                                *
    (c)                                                *

14. Financial Information.
    (a)                                                "SUMMARY -- Summary Financial Information"
    (b)                                                *

15. Persons and Assets Employed, Retained or
    Utilized.
    (a)                                                "SPECIAL FACTORS -- Conflicts of Interest"
    (b)                                                "THE SPECIAL MEETING -- Solicitation of Proxies"

16. Additional Information.                            *

_________________
* Not applicable or answer is negative.

Item 1.   Issuer and Class of Security Subject to Transaction.

          (a) The information set forth in "SUMMARY -- Parties to the Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SUMMARY -- Special Meeting," "SUMMARY -- Market Prices for Common Stock and Dividends," "THE SPECIAL MEETING -- Record Date" and "THE SPECIAL MEETING -- Quorum" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in "SUMMARY -- Market Prices for Common Stock and Dividends" of the Proxy Statement is incorporated herein by reference.

          (d)  Not applicable.

          (e)  Not applicable.

          (f)  Not applicable.

Item 2.   Identity and Background.

          (a)-(g) The information set forth in "SUMMARY -- Parties to the Merger" and "Certain Information Concerning Madison Dearborn, Merger Subsidiary and Affiliates" of the Proxy Statement is incorporated herein by reference.

Item 3.   Past Contacts, Transactions or Negotiations.

          (a)(1)  Not applicable.

          (a)(2) The information set forth in "SUMMARY -- Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Conflicts of Interest" and "SPECIAL FACTORS -- Effective Time and Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SPECIAL FACTORS -- Conflicts of Interest" and "SPECIAL FACTORS -- Background of the Merger" of the Proxy Statement is incorporated herein by reference.

Item 4.   Terms of the Transaction.

          (a) The information set forth in "SUMMARY -- The Merger," "SUMMARY -- Conflicts of Interest" and "SPECIAL FACTORS" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SUMMARY -- Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger" and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

Item 5.  Plans or Proposals of the Issuer or Affiliate.

          (a) Not applicable.

          (b) Not applicable.

          (c) The information set forth in "SPECIAL FACTORS -- Effective Time and Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

          (e) The information set forth in "SPECIAL FACTORS -- Effective Time and Consequences of the Merger" of the Proxy Statement is incorporated herein by reference.

          (f) The information set forth in "SUMMARY -- The Merger" and "SPECIAL FACTORS -- Effective Time and Consequence of the Merger" of the Proxy Statement is incorporated herein by reference.

          (g) Not applicable.

Item 6.  Source and Amount of Funds or Other Consideration.

          (a) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "THE MERGER -- Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

          (c)(1) and (2) The information set forth in "SUMMARY -- Financing of the Merger" and "THE MERGER -- Financing" of the Proxy Statement is incorporated herein by reference.

          (d) Not applicable.

Item 7.  Purpose(s), Alternatives, Reasons and Effects.

          (a) The information set forth in "SPECIAL FACTORS -- Madison Dearborn's Reasons for the Merger" and "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors," "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of Merger," "SPECIAL FACTORS - Opinion of Financial Advisor" and "SPECIAL FACTORS -- Position of Madison Dearborn as to Fairness of Merger" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in "SPECIAL FACTORS -- Madison Dearborn's Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

          (d) The information set forth in "SUMMARY," "SPECIAL FACTORS -- Conflicts of Interest," "SPECIAL FACTORS -- Effective Time and Consequences of the Merger," "SPECIAL FACTORS -- Federal Income Tax Consequences," "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors" and "SPECIAL FACTORS -- Madison Dearborn's Reasons for the Merger" of the Proxy Statement is incorporated herein by reference.

Item 8.  Fairness of the Transaction.

          (a) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors," "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of Merger," "SPECIAL FACTORS - Opinion of Financial Advisor" and "SPECIAL FACTORS -- Position of Madison Dearborn as to Fairness of Merger" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SPECIAL FACTORS -- Background of the Merger," "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors," "SPECIAL FACTORS -- Position of Messrs. Ross and Smith as to Fairness of Merger," "SPECIAL FACTORS - Opinion of Financial Advisor" and "SPECIAL FACTORS -- Position of Madison Dearborn as to Fairness of Merger" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in "SPECIAL MEETING -- Vote Required" of the Proxy Statement is incorporated herein by reference.

          (d) Negative.

          (e) The information set forth in "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors" of the Proxy Statement is incorporated herein by reference.

          (f) Not applicable.

Item 9.  Reports, Opinions, Appraisals and Certain Negotiations.

          (a) The information set forth in "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

          (c) The information set forth in "SPECIAL FACTORS -- Opinion of Financial Advisor" of the Proxy Statement is incorporated herein by reference.

Item 10.  Interest in Securities of the Issuer.

          (a) The information set forth in "BENEFICIAL OWNERSHIP OF COMMON STOCK" and "CERTAIN INFORMATION CONCERNING MADISON DEARBORN, MERGER SUBSIDIARY AND AFFILIATES" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SUMMARY -- Special Meeting," "SUMMARY --Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger" and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

Item 11. Contracts, Arrangements or Understandings with Respect to the Issuer's Securities.

          The information set forth in "SUMMARY -- Special Meeting," "THE SPECIAL MEETING -- Vote Required" and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

Item 12. Present Intention and Recommendation of Certain Persons with Regard to the Transaction.

          (a) The information set forth in "SUMMARY -- The Special Meeting," "SUMMARY -- Conflicts of Interest," "SPECIAL FACTORS -- Background of the Merger" and "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "SPECIAL FACTORS -- Reasons for the Merger and Recommendation of the Company's Board of Directors" of the Proxy Statement is incorporated herein by reference.

Item 13.  Other Provisions of the Transaction.

          (a) The information set forth in "SUMMARY -- Rights of Dissenting Stockholders," "SPECIAL FACTORS -- Dissenter's Rights" and "THE MERGER -- Appraisal Rights of Dissenting Stockholders" of the Proxy Statement is incorporated herein by reference.

          (b)  Not applicable.

          (c)  Not applicable.

Item 14.  Financial Information.

          (a) The information set forth in "SUMMARY -- Summary Financial Information" of the Proxy Statement is incorporated herein by reference.

          (b)  Not applicable.

Item 15.  Persons and Assets Employed, Retained or Utilized.

          (a) The information set forth in "SPECIAL FACTORS -- Conflicts of Interest" of the Proxy Statement is incorporated herein by reference.

          (b) The information set forth in "THE SPECIAL MEETING -- Solicitation of Proxies" of the Proxy Statement is incorporated herein by reference.

Item 16.  Additional Information.

          Not applicable.

                                   SIGNATURE

     After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.

                                             November 20, 1997
                                   _________________________________________
                                                   (Date)


                                   MADISON DEARBORN CAPITAL PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners II, L.P.
                                   Its: General Partner
                                   By:  Madison Dearborn Partners, Inc.
                                   Its: General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President


                                   MADISON DEARBORN PARTNERS II, L.P.
                                   By:  Madison Dearborn Partners, Inc.
                                   Its:  General Partner


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President

                                   MADISON DEARBORN PARTNERS, INC


                                   By:   /s/ Benjamin D. Chereskin
                                         -------------------------
                                   Name:  Benjamin D. Chereskin
                                   Title: Vice President


                                   TUESDAY MORNING CORPORATION


                                   By:   /s/ Mark E. Jarvis
                                         -------------------------
                                   Name:  Mark E. Jarvis
                                   Title: Chief Financial Officer

                                   /s/ Lloyd L. Ross
                                   ----------------------------------------
                                   Lloyd L. Ross

                                   /s/ Jerry M. Smith
                                   ----------------------------------------
                                   Jerry M. Smith

                               INDEX TO EXHIBITS


EXHIBIT NO.                   DESCRIPTION
-------------                 -----------
   (a)                        Commitment letter for bank financing.

   (b)(1) Opinion of SBC Warburg Dillon Read Inc. Included as Appendix "B" to Exhibit (d) hereto.

   (b)(2)                     Report of SBC Warburg Dillon Read Inc.

   (c)(1) Agreement and Plan of Merger, dated as of September 12, 1997, by and among Madison Dearborn Partners II, L.P., Tuesday Morning Acquisition Corp. and Tuesday Morning Corporation. Included as Appendix "A" to Exhibit (d) hereto.

   (c)(2) Option agreements, dated as of August 13, 1997, by and between Madison Dearborn Partners II, L.P. and each of Lloyd L. Ross and Jerry M. Smith. Incorporated herein by reference to Exhibit "A" to the Schedule 13D filed with the Securities and Exchange Commission on August 25, 1997 by Madison Dearborn Capital Partners II, L.P., Madison Dearborn Partners II, L.P. and Madison Dearborn Partners, Inc.

   (d)                        Preliminary Proxy Statement of Tuesday Morning
                              Corporation.

   (e) Text of Section 262 of the Delaware General Corporate Law Included as Appendix "C" to Exhibit
                              (d) hereto.

   (f)                        Not applicable.